UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2024

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland	D02 TY74
(Address of principal executive offices)	(Zip Code)

+353 1 7094000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	PRGO	New York Stock Exchange
3.900% Notes due 2024	PRGO24	New York Stock Exchange
4.375% Notes due 2026	PRGO26	New York Stock Exchange
4.900% Notes due 2030	PRGO30	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 17, 2024, Perrigo Finance Unlimited Company, a public unlimited company incorporated under the laws of Ireland (the “Issuer”), and a wholly-owned finance subsidiary of Perrigo Company plc, a public limited company incorporated under the laws of Ireland (the “Company”), announced the closing of its offering of $715 million aggregate principal amount of its 6.125% Senior Notes due 2032 (the “USD Notes”), pursuant to supplemental indenture no. 6, dated as of September 17, 2024, among the Issuer, the Company, as guarantor, certain wholly-owned subsidiaries of the Company, as subsidiary guarantors (the “Subsidiary Guarantors”), and Computershare Trust Company, N.A. (“Computershare”), as successor to Wells Fargo Bank, National Association, as trustee (the “Sixth Supplemental Indenture”), to an indenture, dated as of December 2, 2014, among the Issuer, the Company and Wells Fargo Bank, National Association, as trustee (the “Base Indenture,” and together with the Sixth Supplemental Indenture, the “USD Indenture”), and €350 million aggregate principal amount of its 5.375% Senior Notes due 2032 (the “Euro Notes” and, together with the USD Notes, the “Notes”), pursuant to supplemental indenture no. 7, dated as of September 17, 2024, among the Issuer, the Company, as guarantor, the Subsidiary Guarantors, and Computershare (the “Seventh Supplemental Indenture”), to the Base Indenture (together with the Seventh Supplemental Indenture, the “Euro Indenture” such Euro Indenture, together with the USD Indenture, the “Indentures”). The sale of the Notes has been registered with the Securities and Exchange Commission (the “SEC”) in a registration statement on Form S-3 (File No. 333-282001) (the “Registration Statement”).

The net proceeds from the offering were approximately $1,076 million (USD equivalent), after deducting the underwriting discount and offering expenses paid by the Issuer. As previously disclosed, the Company intends to effect the redemption of all of its 4.375% Notes due 2026 (the “2026 Notes”) and prepay a portion of the Term B Loans outstanding under the Senior Secured Credit Facilities and to pay fees and expenses in connection with the foregoing.

Notes and the Indentures

Interest and Maturity

The USD Notes will bear interest at the rate of 6.125% per annum. Interest on the USD Notes is payable on March 30 and September 30 of each year, beginning on March 30, 2025. The USD Notes will mature on September 30, 2032.

The Euro Notes will bear interest at the rate of 5.375% per annum. Interest on the Euro Notes is payable on March 30 of each year, beginning on March 30, 2025. The Euro Notes will mature on September 30, 2032.

Guarantee; No Security

The Notes will not be secured and will be the Issuer’s senior obligations. The Notes will be guaranteed on a senior unsecured basis by the Company and the Subsidiary Guarantors.

Optional Redemption

Prior to September 30, 2027, the Issuer may redeem all or part of the USD Notes at any time or from time to time at a redemption price equal to the greater of 100% of the principal amount of the USD Notes to be redeemed and a “make-whole” amount applicable to such USD Notes as described in the USD Indenture plus accrued and unpaid interest to, but excluding, the redemption date. On or after September 30, 2027, the Issuer may redeem all or part of the USD Notes at any time or from time to time at the redemption prices (expressed as percentages of the principal amount of the USD Notes to be redeemed) set forth below, plus accrued and unpaid interest to but not including the applicable redemption date:

Year:	Price:
2027	103.063%
2028	101.531%
2029 and thereafter	100.000%

In addition, prior to September 30, 2027, the Issuer may, at its option, on one or more occasions, redeem up to 40% of the aggregate principal amount of USD Notes at a redemption price equal to 106.125% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to but not including the applicable redemption date, subject to the right of holders of USD Notes of record on the relevant record date to receive interest due on the relevant interest payment date, with an amount equal to the net cash proceeds of one or more equity offerings; provided that at least 50% of the USD Notes originally issued under the USD Indenture remains outstanding immediately after the occurrence of each such redemption; and provided, further, that each such redemption occurs within 90 days of the date of closing of each such equity offering.

Prior to September 30, 2027, the Issuer may redeem all or part of the Euro Notes at any time or from time to time at a redemption price equal to the greater of 100% of the principal amount of the Euro Notes to be redeemed and a “make-whole” amount applicable to such Euro Notes as described in the Euro Indenture plus accrued and unpaid interest to, but excluding, the redemption date. On or after September 30, 2027, the Issuer may redeem all or part of the Euro Notes at any time or from time to time at the redemption prices (expressed as percentages of the principal amount of the Euro Notes to be redeemed) set forth below, plus accrued and unpaid interest to but not including the applicable redemption date:

Year:	Price:
2027	102.688%
2028	101.344%
2029 and thereafter	100.000%

In addition, prior to September 30, 2027, the Issuer may, at its option, on one or more occasions, redeem up to 40% of the aggregate principal amount of Euro Notes at a redemption price equal to 105.375% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon, if any, to but not including the applicable redemption date, subject to the right of holders of Euro Notes of record on the relevant record date to receive interest due on the relevant interest payment date, with an amount equal to the net cash proceeds of one or more equity offerings; provided that at least 50% of the Euro Notes originally issued under the Euro Indenture remains outstanding immediately after the occurrence of each such redemption; and provided, further, that each such redemption occurs within 90 days of the date of closing of each such equity offering.

Change of Control Triggering Event

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indentures) with respect to the Notes, unless the Issuer has exercised the option to redeem the Notes, the Issuer will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest and additional interest, if any, on the applicable Notes repurchased to, but not including, the date of repurchase.

Covenants

The Indentures contain covenants, including limitations that restrict the Issuer’s activities, the Company’s ability and the ability of certain of its subsidiaries to create or incur secured indebtedness and enter into sale and leaseback transactions and the ability of the Issuer and the Company to consolidate, merge or transfer all or substantially all of their respective assets and the assets of its subsidiaries, in each case subject to material exceptions described in the Indentures.

Events of Default

The Indentures also provide for customary events of default which, if any of them occurs, would permit or would require the principal and accrued interest on the affected series of Notes to become due and payable immediately following any applicable grace period.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Indentures. The Base Indenture was filed with the SEC as Exhibit 4.1 to the Company’s registration statement on Form S-3 (File No. 333-200387) on November 20, 2014 and is incorporated by reference into the Registration Statement. The Sixth Supplemental Indenture, including a form of the USD Notes attached thereto, is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The Seventh Supplemental Indenture, including a form of the Euro Notes attached thereto, is filed herewith as Exhibit 4.3 and is incorporated herein by reference. Certain legal opinions related to the Notes are attached hereto as Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7 and are incorporated by reference into the Registration Statement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Underwriting Agreement

On September 11, 2024, the Issuer entered into an underwriting agreement (the “Underwriting Agreement”) with the Company, the Subsidiary Guarantors, BofA Securities Inc. as representatives of the several underwriters for USD Notes named therein, BofA Securities Europe SA, HSBC Securities (USA) Inc., J.P. Morgan Securities plc, ING Financial Markets LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities International Limited, BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, Mizuho International plc, Capital One Securities, Inc., Goodbody Stockbrokers UC, Huntington Securities, Inc., MUFG Securities (Europe) N.V., PNC Capital Markets LLC and SG Americas Securities, LLC in connection with the offer and sale by the Issuer of the Notes. The Underwriting Agreement contains representations by the Issuer, the Company and the Subsidiary Guarantors and indemnification on certain matters in favor of the underwriters named therein. In the ordinary course of their business, the underwriters and certain of their affiliates have in the past and/or may in the future engage in investment and commercial banking or other transactions of a financial nature with the Company or its affiliates, including the provision of certain advisory services and the making of loans to the Company and its affiliates in the ordinary course of their business for which they will receive customary fees or expenses. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement. The description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

On September 17, 2024, the Company issued a press release announcing the closing of the Notes offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Redemption of 2026 Notes

On September 17, 2024, the Company issued a notice of redemption to redeem all of its outstanding 2026 Notes. The Company expects to redeem all of the 2026 Notes using the net proceeds from the Notes offering.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of September 11, 2024, among the Issuer, the Company, the Subsidiary Guarantors, BofA Securities Inc. as representatives of the several underwriters for USD Notes named therein, BofA Securities Europe SA, HSBC Securities (USA) Inc., J.P. Morgan Securities plc, ING Financial Markets LLC, Morgan Stanley & Co. LLC, Wells Fargo Securities International Limited, BNP Paribas Securities Corp., Goldman Sachs & Co. LLC, Mizuho International plc, Capital One Securities, Inc., Goodbody Stockbrokers UC, Huntington Securities, Inc., MUFG Securities (Europe) N.V., PNC Capital Markets LLC and SG Americas Securities, LLC.

Exhibit 4.1	Sixth Supplemental Indenture dated as of September 17, 2024, among the Issuer, the Company, the Subsidiary Guarantors and Computershare Trust Company, N.A., as trustee.

Exhibit 4.2	Form of 6.125% Note due 2032 (included in the Sixth Supplemental Indenture filed as Exhibit 4.1).

Exhibit 4.3	Seventh Supplemental Indenture dated as of September 17, 2024, among the Issuer, the Company, the Subsidiary Guarantors and Computershare Trust Company, N.A., as trustee.

Exhibit 4.4	Form of 5.375% Note due 2032 (included in the Seventh Supplemental Indenture filed as Exhibit 4.3).

Exhibit 5.1	Opinion of A&L Goodbody.

Exhibit 5.2	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

Exhibit 5.3	Opinion of Fried, Frank, Harris, Shriver & Jacobson (London) LLP.

Exhibit 5.4	Opinion of Warner Norcross + Judd LLP.

Exhibit 5.5	Opinion of Warner Norcross + Judd LLP.

Exhibit 5.6	Opinion of Stibbe BV/SRL.

Exhibit 5.7	Opinion of Deputy General Counsel.

Exhibit 23.1	Consent of A&L Goodbody (included in Exhibit 5.1).

Exhibit 23.2	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Fried, Frank, Harris, Shriver & Jacobson (London) LLP (included in Exhibit 5.3).

Exhibit 23.4	Consent of Warner Norcross + Judd LLP (included in Exhibit 5.4).

Exhibit 23.5	Consent of Warner Norcross + Judd LLP (included in Exhibit 5.5).

Exhibit 23.6	Consent of Stibbe BV/SRL (included in Exhibit 5.6).

Exhibit 23.7	Consent of Deputy General Counsel (included in Exhibit 5.7).

Exhibit 99.1	Press release issued by Perrigo Company plc on September 17, 2024.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be so-called “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “forecast,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Risks and uncertainties include risks relating to the successful completion of the transactions contemplated herein, supply chain impacts on the Company’s business, including those caused or exacerbated by armed conflict, trade and other economic sanctions and/or disease; general economic, credit, and market conditions; the impact of the war in Ukraine and any escalation thereof, including the effects of economic and political sanctions imposed by the United States, United Kingdom, European Union, and other countries related thereto; the outbreak or escalation of conflict in other regions where we do business; current and future impairment charges, including those related to the sale of the Héra SAS (“HRA Pharma”) Rare Diseases Business, if we determine that the carrying amount of specific assets may not be recoverable from the expected future cash flows of such assets; customer acceptance of new products; competition from other industry participants, some of whom have greater marketing resources or larger market shares in certain product categories than the Company does; pricing pressures from customers and consumers; resolution of uncertain tax positions and any litigation relating thereto, ongoing or future government investigations and regulatory initiatives; uncertainty regarding the Company’s ability to obtain and maintain its regulatory approvals; potential costs and reputational impact of product recalls or sales halts; potential adverse changes to U.S. and foreign tax, healthcare and other government policy; the effect of epidemic or pandemic disease; the timing, amount and cost of any share repurchases (or the absence thereof) and/or any refinancing of outstanding debt at or prior to maturity; fluctuations in currency exchange rates and interest rates; the Company’s ability to achieve benefits expected from its sale of the HRA Rare Diseases Business, including potential earnout payments, and the risk that potential costs or liabilities incurred or retained in connection with that transaction may exceed the Company’s estimates or adversely affect the Company’s business or operations; and the risk that potential costs or liabilities incurred or retained in connection with the sale of the Company’s RX business transaction may exceed the Company’s estimates or adversely affect the Company’s business or operations; the Company’s ability to achieve the benefits expected from the acquisitions of HRA Pharma and Nestlé’s Gateway infant formula plant along with the U.S. and Canadian rights to the GoodStart® infant formula brand and other related formula brands (“Gateway”) and/or the risks that the Company’s synergy estimates are inaccurate or that the Company faces higher than anticipated integration or other costs in connection with the acquisitions; risks associated with the integration of HRA Pharma and Gateway, including the risk that growth rates are adversely affected by any delay in the integration of sales and distribution networks; the consummation and success of other announced and unannounced acquisitions or dispositions, and the Company’s ability to realize the desired benefits thereof; and the Company’s ability to execute and achieve the desired benefits of announced cost-reduction efforts and other strategic initiatives and investments, including the Company’s ability to achieve the expected benefits from its ongoing restructuring programs described herein. Adverse results with respect to pending litigation could have a material adverse impact on the Company’s operating results, cash flows and liquidity, and could ultimately require the use of corporate assets to pay damages, reducing assets that would otherwise be available for other corporate purposes. These and other important factors, including those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this press release are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Signature

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2024

PERRIGO COMPANY PLC (Registrant)

By:	/s/ Eduardo Bezerra
Eduardo Bezerra
Chief Financial Officer (Principal Accounting and Financial Officer)